SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                          July 20, 2004 (July 20, 2004)


                          Mission Resources Corporation
               (Exact Name of Registrant as Specified in Charter)


               Delaware                000-09498                76-0437769
     (State or Other Jurisdiction     (Commission              (IRS Employer
           of Incorporation)         File Number)           Identification No.)


                                   1331 Lamar
                                   Suite 1455
                            Houston, Texas 77010-3039
              (Address and Zip Code of Principal Executive Offices)


                                 (713) 495-3000
              (Registrant's telephone number, including area code)


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Item 5.  Other Events and Required Regulation FD Disclosure.

On July 20, 2004, the Company issued a press release announcing today that it has retained Petrie Parkman & Co. to assist the Company in evaluating strategic alternatives designed to enhance shareholder value. There can be no assurance that any transaction will be entered into or completed as a result of this process.


         The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statements of business acquired.

             None.

         (b) Pro Forma Financial Information.

             None.

         (c) Exhibits.

             99.1     Press Release




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MISSION RESOURCES CORPORATION

Date: July 20, 2004                By:     /s/ Ann Kaesrmann
                                   Name:     Ann Kaesermann
                                   Title:    Vice President Accounting and
                                             Investor Relations, CAO